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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                              AMEDIA NETWORKS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                        AMEDIA NETWORKS, INC. TO ANNOUNCE
                       ADJOURNMENT OF STOCKHOLDER MEETING

EATONTOWN, N.J.-- Dec. 2, 2005 -- Amedia Networks, Inc. (OTCBB:AANI - NEWS) announced today that it will adjourn the special meeting of stockholders, currently scheduled for this Friday, December 2, 2005 at 10 a.m., on December 27, 2005 as a result of a delay in the delivery of notice of the special meeting by Amedia's stock transfer agent to many stockholders. The special meeting will reconvene on Tuesday December 27, 2005, at 10:00 a.m., local time, at the Sheraton Eatontown Hotel, Route 35, Eatontown, New Jersey 07724.

J.D. Gardner, Chief Financial Officer, said, "Due to the delays in the delivery of the notices by our stock transfer agent, a large number of our stockholders did not receive our proxy materials as early as we had intended. We therefore have decided to adjourn the meeting to afford our stockholders additional time to cast their votes."

Stockholders who have already delivered proxies and who do not wish to change their votes do not need to submit additional proxies. Proxies already delivered to the company will be voted at the adjourned special meeting in the manner indicated therein. Proxy cards should be completed in accordance with the instructions in the proxy statement. Stockholders that have still not received proxy material by mail should call the Company at (732) 440-1992 to obtain another set.

ABOUT AMEDIA NETWORKS, INC.

Amedia designs, develops, and implements switched Ethernet solutions for the ultra-broadband access market. These secure and flexible solutions are used by network operators deploying Fiber-to-the-Premises (FTTP) and/or Fiber-to-the-Node (FTTN) infrastructures to offer their residential and business subscribers high-speed data, video, and Voice over Internet Protocol (VoIP) services in a highly cost effective manner. For more information about Amedia Networks, please visit WWW.AMEDIA.COM.

FORWARD LOOKING STATEMENTS

This press release may contain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995. A number of factors could cause Amedia's actual results to differ from anticipated results expressed in such forward-looking statements. Such factors are addressed in Amedia's filings with the Securities and Exchange Commission (the "SEC") (available at WWW.SEC.GOV). Amedia assumes no obligation to update any forward-looking statements.

CONTACT:
Amedia Networks, Inc.
Media:
Gary Feldman, 732-440-1956
garyf@amedia.com
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or
Investors:
Elite Financial Communications Group, LLC
Dodi Handy, 407-585-1080
aani@efcg.net
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